Disclosure of New Standards in the Period Prior to Their Adoption (Details)	12 Months Ended
Dec. 31, 2018
Disclosure of New Standards in the Period Prior to Their Adoption (Textual)
Description of estimated effect of the initial adoption	The Company estimated that the effect of the initial adoption of the new Lease Standard as of January 1, 2019, is expected to result in an increase in the Company’s total assets and liabilities in the amount to NIS 7,282 ( $1,943) and no impact on equity. Moreover, the effect of the initial adoption of the new Lease Standard in 2019 is expected to result in a decrease in the Company’s lease expenses of NIS 1,113 ( $297) and an increase in the Company’s depreciation and finance expenses of NIS 809 ( $403) and NIS 702 ($187) , respectively. The total effect of the initial adoption of the new Lease Standard in 2019 is expected to result in a decrease of NIS1,113 ( $297) in operating loss and an increase of of 398 ( $106) in loss before income taxes. In addition, as a result of the adoption of the new Standard, in 2019, the Company’s cash flows from operating activities are expected to increase by approximately NIS 1,113 ($297) and its cash flows from financing activities are expected to decrease by approximately NIS 1,113 ($297).